Note 12. Revenue and Profit Deferrals (Notes)	12 Months Ended
Dec. 31, 2014
Deferred Revenue Disclosure [Abstract]
REVENUE AND PROFIT DEFERRALS
REVENUE AND PROFIT DEFERRALS

	As of December 31,
	2014	2013
In millions
Deferred revenue and profit for solar energy systems:
Short-term profit deferrals and deposits on solar energy system sales	$92.3	$154.7
Long-term profit deferrals and deposits on solar energy system sales	180.0	66.3
Long-term deferred subsidy revenue	21.7	21.1
Total solar energy system deferred revenue	$294.0	$242.1
Non-solar energy system deferred revenue:
Long-term deferred revenue	$2.4	$2.6
Total deferred revenue	$296.4	$244.7

During the year ended December 31, 2014, we recognized revenue of $59.3 million related to profit deferred as of the prior year end for guarantees that expired related to the sale of solar energy systems. During the year ended December 31, 2013, we recognized revenue of $32.3 million related to profit deferred as of the prior year end for guarantees that expired related to the sale of solar energy systems.
In September 2013, we terminated a long-term solar wafer supply agreement with Gintech Energy Corporation (“Gintech”). As part of the settlement, Gintech agreed that we would retain $21.9 million of a non-refundable deposit previously received without recourse and as a result, we recognized $22.9 million of revenue in 2013 representing the total amount of the unamortized non-refundable deposit and the total amount of the unamortized difference between fair value and the amounts previously paid for Gintech stock under a separate agreement. Pursuant to the termination agreement, the remaining $35.1 million refundable deposit received is being repaid to Gintech over time with payments beginning December 31, 2013 and continuing each quarter through June 30, 2016.
In March 2013, we amended a long-term solar wafer supply agreement with Tainergy Tech Co., LTD ("Tainergy"). As part of the settlement, Tainergy agreed that we would retain $25.0 million of the refundable capacity reservation deposit previously received without recourse and as a result, we recognized $25.0 million as revenue in 2013. This transaction was reflected as cash provided by operating activities and cash used in financing activities in the 2013 consolidated statement of cash flows. In addition to the settlement of purchase shortfalls for the first four contract years, we agreed to significantly reduce required minimum purchase volumes in the remaining six contract years, as well as to modify the pricing terms to be based on market rates similar to our other long-term solar wafer supply agreements. The remaining deposit is being refunded ratably as purchases are made over the remaining six contract years.
In September 2012, we agreed to terminate a long-term solar wafer supply agreement with Conergy AG. As part of the termination agreement with Conergy, we returned $21.3 million of deposits previously received and collected $26.7 million. We recognized $37.1 million as revenue at September 30, 2012 due to the fact we were relieved of our future performance obligations under the agreement.